EXHIBIT 10.2

Voluntary Escrow Deed

Royal Wolf Holdings Limited General Finance Corporation GFN U.S. Australasia Holdings, Inc.

Contents

Table of contents

The deed                                                  1

Operative part                                                2

1	Definitions and interpretation	2

1.1	Definitions	2
1.2	Interpretation	4
1.3	Compliance with Listing Rules	4

2	Escrow restrictions	4

2.1	Holder restrictions during the Escrow Period	4
2.2	Controller restrictions during the Escrow Period	4
2.3	Escrow restrictions	4
2.4	Exception	5
2.5	Notice	5

3	Termination	5

4	Warranties and acknowledgement	6

4.1	Giving of warranties	6
4.2	Warranties and representations	6
4.3	Survival of warranties and representations	7

5	Consequences of breaching this deed	7

6	Amendment	7

7	General	7

7.1	Governing law and jurisdiction	7
7.2	Further assurances	7
7.3	Notices	7
7.4	Counterparts	8
7.5	Time of Essence	8

Schedule 1                                                 9

Signing page                                                10

i

The deed

Voluntary Escrow Deed

Date ►                    13 May 2011

Between the parties
Company	Royal Wolf Holdings Limited (ACN 121 226 793)
Controller	the party specified in Item 4 of Schedule 1
Holder	the party specified in Item 1 of Schedule 1
Background
1 The Company intends to list on ASX and offer Shares in the Company in the Offer made pursuant to the Prospectus.

2 Certain Shares and other interests in the Company that the Holder holds or will hold following the Offer will be held by the Holder as Restricted Securities for the Escrow Period on the terms set out in this deed.

This deed witnesses	that in consideration of, among other things, the mutual promises contained in this deed, the parties agree as set out in the Operative part of this deed.

Operative part

1	Definitions and interpretation

1.1	Definitions

The meanings of the terms used in this document are set out below.

Term	Meaning
ASX	ASX Limited ACN 008 624 091 or the stock market operated by it, as the context requires.
ASX Settlement Operating Rules	the settlement rules of ASX Settlement Pty Ltd ACN 008 504 532.
Business Day	has the meaning given to that expression in the Listing Rules.
Business Hours	9.00 am to 5.00 pm on any Business Day.
Controller Interest
in respect of a Controller:
1 the securities, substantial economic interests or other interests in the Holder or the Restricted Securities in which the Controller has an interest and each intermediate entity through which that interest occurs at the date of this deed, as set out in Item 4 of Schedule 1; and

2 any further securities, substantial economic interests or other interests in the Holder or the Restricted Securities in which the Controller has an interest and each intermediate entity through which that interest occurs acquired during the Escrow Period.

Corporations Act	Corporations Act 2001 (Cth).
dealing, deal and dealt
1 dispose of, or agree or offer to dispose of, that Restricted Security or Controller Interest (as the case may be) or any legal, beneficial or economic interest in that Restricted Security or Controller Interest (as the case may be);

2 create, or agree or offer to create, any Security Interest in that Restricted Security or Controller Interest (as the case may be) or any legal, beneficial or economic interest in that Restricted Security or Controller Interest (as the case may be); or

3 do, or omit to do, any act if the act or omission would have the effect of transferring effective ownership or control of that Restricted Security or Controller Interest (as the case may be) or any legal, beneficial or economic interest in that Restricted Security or Controller Interest (as the case may be).

Escrow Period	the period set out in Item 3 of Schedule 1.
Holding Lock	has the meaning given to that term in the ASX Settlement Operating Rules.
Issuer Sponsored Subregister	has the meaning given to that term in the ASX Settlement Operating Rules.
Listing Rules	the listing rules of ASX from time to time.
Notice
a notice which is:
1 in legible English writing;

2 addressed to the party to which that notice is being given;

3 marked to the attention of the individual who is specified in the address of that party; and

4 delivered to that party by being left at, or sent by security post to, the postal address, or transmitted by facsimile to the facsimile number, which is specified in the address of that party.

Offer	the offer of Shares pursuant to the Prospectus.
Prospectus	the prospectus to be issued by the Company dated on or about 13 2011 and lodged with the Australian Securities and Investments Commission on that date.
Restricted Securities
1 the Shares held by the Holder as at the date of this deed and set out at Item 2 in Schedule 1;

2 any further Shares or other equity interests issued to the Holder during the Escrow Period as a result of holding the Shares in paragraph 1 of this definition; including pursuant to any rights issue or bonus issue.

Security Interest
an interest or power:
1 reserved in or over an interest in any securities including, but not limited to, any retention of title; or

2 created or otherwise arising in or over any interest in any securities under a bill of sale, mortgage, charge, lien, pledge, trust or power,

or any agreement to grant or create any such interest or power.

Share	an ordinary share in the Company.

1.2	Interpretation

In this deed including the recitals unless the contrary intention appears:

(a)	the singular includes the plural and vice versa;

(b)	a reference to a party includes its successors, personal representatives and transferees;

(c)
for so long as the Company is listed on the Official List of the ASX, words and expressions defined in the Listing Rules, and not in this deed, have the meanings given to them in the Listing Rules (as applicable);

(d)	every warranty or agreement (expressed or implied) in which more than one person is joined, binds them individually and any combination of them as a group; and

(e)	the schedule forms part of this deed.

1.3	Compliance with Listing Rules

For so long as the Company is listed on the official list of the ASX:

(a)	notwithstanding anything contained in this deed, if the Listing Rules prohibit an act being done, that act must not be done;

(b)	nothing contained in this deed prevents an act being done that the Listing Rules require to be done;

(c)	if the Listing Rules require an act to be done or not to be done, authority is given for that act to be done or not to be done (as the case may be);

(d)	if the Listing Rules require this deed to contain a provision and it does not contain such a provision, this deed is deemed to contain that provision;

(e)	if the Listing Rules require this deed not to contain a provision and it contains such a provision, this deed is deemed not to contain that provision; and

(f)	if any provision of this deed is or becomes inconsistent with the Listing Rules, this deed is deemed not to contain that provision to the extent of the inconsistency.

2	Escrow restrictions

2.1	Holder restrictions during the Escrow Period

Subject to clause 2.4, the Holder must not deal with the Restricted Securities during the Escrow Period.

2.2	Controller restrictions during the Escrow Period

Subject to clause 2.4, the Controller must not deal with the Controller Interests during the Escrow Period.

2.3	Escrow restrictions

The parties acknowledge and agree that:

(a)
as soon as practicable following the issues or transfers of the Restricted Securities, as applicable, to the Holder, or following the completion of the Offer, as applicable, the Restricted Securities will be registered and held for the Holder on the Issuer Sponsored Subregister;

(b)
the Company will apply a Holding Lock to the Restricted Securities as soon as practicable after registration of the Restricted Securities on the Issuer Sponsored Subregister and the Holder hereby agrees to the application of the Holding Lock; and

(c)	the Company will do all things necessary to ensure that the Holding Lock is released:

(1)	to the extent necessary to permit disposals of Restricted Securities permitted by this deed; and

(2)	in full at the conclusion of the Escrow Period.

2.4	Exception

During the Escrow Period, the Holder or Controller may deal in any of its Restricted Securities or Controller Interests (as the case may be) if the dealing arises in connection with:

(a)	acceptance of a bona fide takeover offer for all the Shares;

(b)	the transfer or cancellation of Shares as part of a scheme of arrangement relating to the Company under section 411 of the Corporations Act; or

(c)
a disposal of, but not the creation of a Security Interest in, some or all of the Restricted Securities or Controller Interests (as the case may be) to a company wholly-owned by the Controller (a Transferee) where the Transferee also enters into an escrow arrangement with the Company in respect of those securities under the same terms as this deed for the remainder of the Escrow Period, or the dealing is required by applicable law (including an order of a court of competent jurisdiction).

2.5	Notice

If the Holder or Controller becomes aware:

(a)	that a dealing in any Restricted Securities or Controller Interests has occurred, or is likely to occur, during the Escrow Period; or

(b)	of any matter which is likely to give rise to a dealing in any Restricted Securities or Controller Interests during the Escrow Period,

it must notify the Company as soon as practicable after becoming aware of the dealing or the matters giving rise to the dealing, providing full details.

3	Termination

This deed will terminate if the Company is not admitted to the official list of the ASX by 31 July 2011.

4	Warranties and acknowledgement

4.1	Giving of warranties

Each of the warranties and representations in this clause 4 is given in favour of the Company, as at:

(a)	the date of this deed; and

(b)	at all times until expiry of the Escrow Period.

4.2	Warranties and representations

Each of the Holder and the Controller jointly and severally warrants and represents the following.

(a)
Prior to the Escrow Period it has not done, or omitted to do, any act which would result in it dealing in Restricted Securities or Controller Interests which would take effect during the Escrow Period.

(b)	There is no person who has, or will have at or immediately following completion of the Offer, any substantial economic or beneficial interest in the equity of the Holder other than the Controller.

(c)
The Holder holds, or will following completion of the Offer hold, the Restricted Securities set out in Item 2 of Schedule 1 and the Controller holds the Controller Interests set out in Item 4 of Schedule 1.

(d)
The Restricted Securities and the Controller Interests are free from all Security Interests and other third party interests or rights (other than Security Interests relating to the existing finance facilities of the Company with third party lenders which will be released shortly after completion of the Offer).

(e)
The Restricted Securities, as set out in Item 2 of Schedule are all the securities, substantial economic interests or other interests that the Holder has, or will have at or immediately following completion of the Offer, directly or indirectly in the Company.

(f)
The Controller Interests set out in Item 4 of Schedule 1 are all the securities, substantial economic interests or other interests in the Holder or the Restricted Securities in which the Controller has an interest.

(g)	It has full power and authority, without the consent of any other person, to enter into and perform its obligations under this deed.

(h)	It has taken all necessary action to authorise the execution, delivery and performance of this deed in accordance with its terms.

(i)	This deed constitutes legal, valid and binding obligations and, subject to any necessary stamping and registration, is enforceable in accordance with its terms.

(j)	The execution, delivery and performance by it of this deed does not and will not violate, breach or result in a contravention of:

(1)	any applicable law, regulation or authorisation;

(2)	its constitution or other constituent documents; or

(3)	any agreement, undertaking, Security Interest or document which is binding on that party.

A breach of any of these warranties is a breach of this agreement.

4.3	Survival of warranties and representations

The warranties and representations in this clause 4 survive the termination of this deed.

5	Consequences of breaching this deed

(a)	If the Holder or Controller breaches this deed, each of the following applies:

(1)	the Company may take the steps necessary to enforce the deed, or to rectify the breach, as soon as practicable after becoming aware of the breach;

(2)
the Company may, in addition to its other rights and remedies, refuse to acknowledge, deal with, accept or register any sale, assignment or transfer of any of the Holder’s Restricted Securities (this is in addition to other rights and remedies of the Company); and

(3)
the holder of the Restricted Securities ceases to be entitled to any dividends or distributions while the breach continues, and in the case of a Controller’s breach, only for that Controller’s interest in the Holder.

(b)
The parties agree that damages would be an insufficient remedy for breach of clause 2.1 and each of the Holder and Controller agrees that the Company is entitled to seek and obtain an injunction or specific performance to enforce the Holder and/or Controller’s obligation under clause 2.1 without proof of actual damage and without prejudice to any of its other rights or remedies.

6	Amendment

This deed may not be amended without the prior written consent of the parties.

7	General

7.1	Governing law and jurisdiction

This deed is governed by the laws of New South Wales and each party submits to the non-exclusive jurisdiction of the courts of New South Wales.

7.2	Further assurances

Each party must do all things and execute all further documents required to give full effect to this deed.

7.3	Notices

A Notice is regarded as given by a party to another party, at the time of delivery of that Notice to the address, or transmission of that Notice by facsimile to the facsimile number, which is specified in the address of that other party, unless in the case of a transmission by facsimile:

(a)	the machine from which that Notice is transmitted indicates a malfunction in that transmission;

(b)

(c)	that other party gives Notice within the next Business Day, to the first-mentioned party of an incomplete transmission to that other party of the Notice of the first-mentioned party; or

(d)	that Notice is delivered or transmitted by facsimile, other than during Business Hours, in which case, that Notice is regarded as given by that party at the beginning of the next Business Hour.

7.4	Counterparts

(a)	This deed may be executed in any number of counterparts.

(b)	All counterparts, taken together, constitute one instrument.

(c)	A party may execute this deed by signing any counterpart.

7.5	Time of Essence

Time is of the essence to this deed.

Schedule 1

Holder and Restricted Security details

Item 1	a. Holder b. Holder address	GFN U.S. Australasia Holdings, Inc. of 39 East Union Street, Pasadena, California, 91103, United States
Item 2	Number of Restricted Securities	50,198,526 ordinary shares
Item 3	Escrow Period
the period commencing on the date the Company is admitted to the official list of ASX and the date the audited financial accounts of the Company for the financial year ended on 30 June 2012 have been lodged with the ASX.

Item 4	a. Controller b. Controller Interests	General Finance Corporation of 39 East Union Street, Pasadena, California, 91103, United States 8,620 shares

Signing page

Executed as a deed

Signed sealed and delivered by Royal Wolf Holdings Limited
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Company Secretary/Director
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Director
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Signed sealed and delivered by General Finance Corporation
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Company Secretary/Director
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Director
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Signed sealed and delivered by GFN U.S. Australasia Holdings, Inc.
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Company Secretary/Director
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Director
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